Exhibit 99.1

STARTEK and AEGIS Combine to Create Global Leader in Customer Engagement Solutions

- Combination Provides Diverse Customer Revenue Base, Global Service Offering and Market Differentiation -

- Meaningful Scale with Combined 2017 Revenues of Approximately $700 Million1 -

- STARTEK to Issue Shares in Consideration for Aegis -

- STARTEK to Receive Cash Investment of $10 Million at $12 per Share -

- STARTEK to Discuss Transaction and Q4 Results Today at 9:00 a.m. ET -

GREENWOOD VILLAGE, Colorado and SINGAPORE, SINGAPORE - March 15, 2018 - StarTek, Inc. (NYSE: SRT) (STARTEK), a provider of business process outsourcing services, has entered into a definitive agreement with an affiliate of Capital Square Partners (CSP) for a strategic transaction involving CSP portfolio company, ESM Holdings Limited (Aegis), a leading global business service provider of customer experience management.

Under the terms of the agreement, STARTEK will issue CSP 20.6 million shares of its common stock in exchange for all the outstanding common stock of Aegis. Concurrently, CSP or an affiliate will further increase its investment in STARTEK by purchasing 833,333 primary shares of STARTEK common stock at closing at $12 per share, representing a $10 million investment2. STARTEK common stock closed at a price of $10.53 per share on March 14, 2018.

Post transaction, CSP is expected to own approximately 55% of the combined company, and STARTEK shareholders are expected to own approximately 45% of the combined company. CSP will also have the right to appoint a majority of the combined company’s board of directors.

STARTEK CEO Chad Carlson commented: “I am very excited for the STARTEK and Aegis employees, who will soon be a force in the global BPO industry in what I am certain will be a fun and rewarding family environment; for the clients of both STARTEK and Aegis, who will now have a global customer engagement partner to support their customer journey; and for the combined shareholders of Aegis and STARTEK. I’m especially happy for the STARTEK shareholders who have been patient throughout this journey as we have worked to differentiate, diversify and grow your company. It gives me great comfort that STARTEK’s shareholders will now have the opportunity for their patience to be rewarded with an investment in a global player with differentiation, scale and almost unparalleled diversification in the BPO industry.”

Carlson continued, “The two companies have limited overlapping infrastructure and clients - a combination which helps to enhance consistency of results and profitability by significantly reducing client concentration. This agreement is timely as we assess the global growth needs for many of our clients.”

Sanjay Chakrabarty and Mukesh Sharda, Managing Partners of CSP, stated, “It is uniquely rewarding for both companies’ shareholders to realize the benefits of greater scale, diversity, access to new markets, and operating synergies that this combination provides. The combined company will also be able to significantly leverage automation, Artificial Intelligence and other technology-led innovations to deliver exponential value to customers globally.”

Aegis generated approximately $388 million of revenue with $38 million in adjusted EBITDA (a non-GAAP measure) in 20173. STARTEK generated approximately $293 million of revenue, a $1.3 million net loss and $13 million in adjusted EBITDA in 20174. Following the closing of the transaction, the top three customers of the combined company will represent less than 30% of total revenue, compared to 53% for STARTEK in 2017. The combined capital structure is expected to include approximately $180 million of debt.

Aparup Sengupta, chairman of Aegis, stated, “The combination of Aegis and STARTEK will create a global enterprise with over 50,000 employees and operations in 12 countries across five continents. The biggest beneficiary in this combination will clearly be our clients, who will enjoy the advantages of our new global reach including some of the world’s most rapidly growing markets, multi-lingual offerings, and the institution of operational best practices across the globe.”

The companies’ integration plans and leadership structure are nearing completion and will be announced by STARTEK in connection with the preparation and filing of its proxy statement to solicit stockholder approval of the combination transaction.

This transaction has been unanimously approved by the Board of Directors of both companies, and is expected to close no later than the third quarter of 2018, subject to customary closing conditions, including regulatory approval and approval of the transaction by STARTEK shareholders.

Key shareholders of STARTEK (reflecting ownership of approximately ~30% of its outstanding common stock) have agreed to support and vote in favor of the transaction.

William Blair & Company acted as STARTEK’s financial advisor and Jenner & Block LLP acted as STARTEK’s legal counsel. Shearman & Sterling LLP acted as legal counsel for CSP.

1 Aegis financials based on unaudited LTM results through 12/31/2017 as reported under IndAS. Note, financials are preliminary and may be updated in the anticipated proxy filing related to this transaction.
2 The number of shares to be issued and the amount of the cash investment are subject to potential adjustment based on the relative net debt of the parties.
3 Aegis financials based on unaudited LTM results through 12/31/2017 as reported under IndAS. Note, financials are preliminary and may be updated in the anticipated proxy filing related to this transaction. EBITDA and adjusted EBITDA are non-GAAP financial measures.
4 Refer below for a reconciliation to STARTEK reported GAAP results.

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Conference Call and Webcast Details
STARTEK will hold a conference call today at 9:00 a.m. Eastern time to discuss this transaction and Q4 results. STARTEK management will host the conference call, followed by a question and answer period.

Date: Thursday, March 15, 2018
Time: 9:00 a.m. Eastern time (7:00 a.m. Mountain time)
Toll-free dial-in number: 1-844-239-5283
International dial-in number: 1-574-990-1022
Conference ID: 7092767

During the call, STARTEK management will refer to a supplementary slide presentation, which is available for download in the Investors section of the company's website.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will also be broadcast live and available for replay here.

A replay of the conference call will be available after 12:00 p.m. Eastern time on the same day through 12:00 p.m. on March 22, 2018.

Toll-free replay number: 1-855-859-2056
International replay number: 1-404-537-3406
Replay ID: 7092767

About STARTEK
STARTEK strives to be the most trusted BPO service provider delivering comprehensive contact center and customer engagement solutions. Our employees, whom we call Brand Warriors, are enabled and empowered to promote and protect our clients’ brands. For over 30 years, these Brand Warriors have been committed to making a positive impact for our clients’ business results, enhancing the customer experience while reducing costs for our clients. With the latest technology in the BPO industry and our STARTEK Advantage System, our Brand Warriors instill customer loyalty through a variety of multi-channel customer interactions, including voice, chat, email and IVR. Our service offerings include sales support, order processing, customer care and receivables management and customer analytics. For more information, please visit www.STARTEK.com.

About Aegis
Aegis is a leading outsourcing business solutions partner to global corporations in the telecom, technology, media, Banking Financial Services and Insurance, travel and logistics, Retail and E-commerce and public sectors. 40,000+ Aegis experts across 44 centers worldwide deliver customer lifecycle management, technology services, back office services and social media analytics to power superior business results for clients. Visit www.aegisglobal.com to learn more about solutions for global enterprises and their customers.

About Capital Square Partners
Capital Square Partners is a private equity fund manager based in Singapore, and regulated by the Monetary Authority of Singapore (MAS). It primarily invests in buyouts and control investments across multi-geography cross border businesses with deep sector expertise and focus on TMT, Business Services, Healthcare, and Consumer sectors. It has made a number of investments in the Technology Services and BPO sectors, and has deep operational expertise in these areas. Additional information on CSP can be found at http://www.capitalsquarepartners.com.

Additional Information about the Transactions and Where to Find It
This communication is being made in respect of the transactions between STARTEK, CSP and Aegis and the related issuance of the common stock described herein. STARTEK intends to file the proxy statement with the Securities and Exchange Commission (SEC) for the stockholder meeting that will include a proposal relating to the issuance of common stock to CSP and an amendment of STARTEK’s certificate of incorporation related to the transaction. This communication does not constitute a solicitation of any vote or proxy from any of STARTEK’s stockholders. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the transactions between STARTEK, CSP and Aegis, the issuance of common stock and the proposals to be submitted to the STARTEK stockholders. The proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of STARTEK’s website, www.startek.com, or by directing a written request to StarTek Investor Relations, 8200 E. Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111 or at tel: (303) 262-4500 or email: investor@startek.com.

Participants in the Solicitation
STARTEK and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers is included in STARTEK’s Annual

Report on Form 10-K for the year ended December 31, 2017, to be filed with the SEC on or about March 16, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 29, 2017, and in other documents filed with the SEC by STARTEK and its officers and directors.

Forward-Looking Statements
The matters regarding the future discussed in this news release include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should” and similar expressions. As described below, such statements are subject to a number of risks and uncertainties that could cause STARTEK's actual results to differ materially from those expressed or implied by any such forward-looking statements. These factors include, but are not limited to, risks relating to our reliance on a limited number of significant customers, lack of minimum purchase requirements in our contracts, the concentration of our business in the communications industry, lack of wide geographic diversity, maximization of capacity utilization, foreign currency exchange risk, risks inherent in the operation of business outside of the United States, ability to hire and retain qualified employees, increases in labor costs, management turnover and retention of key personnel, trends affecting companies’ decisions to outsource non-core services, reliance on technology and computer systems, including investment in and development of new and enhanced technology, increases in the cost of telephone and data services, unauthorized disclosure of confidential client or client customer information or personally identifiable information, compliance with regulations governing protected health information, our ability to acquire and integrate complementary businesses, compliance with our debt covenants, ability of our largest stockholder to affect decisions and stock price volatility. Risks related to the Aegis transaction include failure to obtain the required vote of STARTEK’s shareholders, the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, difficulties with the successful integration and realization of the anticipated benefits or synergies from the proposed transaction, and the risk that the transaction and its announcement could have an adverse effect on STARTEK’S ability to retain customers and retain and hire key personnel. Readers are encouraged to review Item 1A. - Risk Factors and all other disclosures appearing in the Company's Form 10-K for the year ended December 31, 2016 filed with the SEC and in other filings with the SEC, for further information on risks and uncertainties that could affect STARTEK's business, financial condition and results of operation. STARTEK assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date herein.

Investor Relations
Sean Mansouri or Cody Slach
Liolios Group, Inc.
949-574-3860
Investor@STARTEK.com

STARTEK, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(In thousands)
(Unaudited)

This press release contains a reference to a non-GAAP financial measure of Adjusted EBITDA. Reconciliation of this non-GAAP measure to the comparable GAAP measure is included below. This non-GAAP information should not be construed as an alternative to the reported results determined in accordance with GAAP. It is provided solely to assist in an investor’s understanding of these items on the comparability of the Company’s operations.

The Company defines non-GAAP Adjusted EBITDA as net income (loss) plus income tax expense (benefit), interest expense (income), impairment losses and restructuring charges, depreciation and amortization expense, (gains) losses on disposal of assets and share-based compensation expense. Management uses Adjusted EBITDA as a performance measure to analyze the performance of our business. Management believes that excluding these non-cash and other non-recurring items helps investors and analysts assess the strength and performance of our ongoing operations.

Management believes that measures that exclude impairment losses and restructuring charges or other non-recurring items permit a more meaningful comparison and understanding of our operating performance for the periods presented.

Adjusted EBITDA:

Twelve Months Ended
December 31, 2017
Net income (loss)	$(1,276)
Income tax (benefit) expense	(436)
Interest expense, net	1,604
Impairment losses and restructuring charges, net	520
Depreciation and amortization expense	11,080
(Gains) losses on disposal of assets	3
Share-based compensation expense	1,015
Adjusted EBITDA	$12,510